                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - July 6, 2001

Dear Shareholders,

Since April 1st, the market averages have advanced in anticipation of an economic response to the Federal Reserve Bank's cuts in interest rates. Market conditions have been chaotic and we believe our conservative investment style has been appropriate for these conditions.

During the first six months of our fiscal year, the computer industry's book to bill ratio hit 42 percent, the lowest index level since its inception. Bulls trust the Fed to cut interest rates enough to help the economy. Certainly the Fed has given every indication it will move aggressively if more troubling economic statistics appear.

The first quarter saw worker productivity register its sharpest decline in eight years while upward wage pressure caused the largest jump in labor costs in over a decade. The Labor Department reported productivity falling at an annual rate of 1.2% in the first quarter of 2001, after rising at a rate of 2% in the last quarter of 2000. Unit labor costs, a key gauge of inflationary pressure, soared 6.3% annually versus a 4.5% advance in the last quarter of 2000.

The report highlights the dilemma facing the Federal Reserve. Slumping productivity argues for cutting interest rates while rising labor costs argue against it. Economists question whether dropping productivity and increasing wage inflation represent an anomaly or a precursor to more corrosion in the economy.

For now, we have shifted our investment posture to a more bullish stance. We began our fiscal year with 52.6% of your portfolio invested in equities and ended the half-year with 70% so invested. The fixed income portion of your portfolio began at 34.4% and was lowered to 23.7% by the half-year's end. We realize that declining productivity and increasing wage costs may squeeze corporate profits and shall judge any further actions with this in mind.

In the last couple of months, eleven new positions were added to your portfolio. All are established companies in the Old Economy. These new positions are identified with a pound (#) sign in the Portfolio of Investments on page two.

We now watch to see if interest rate cuts will improve the economy or if economic decline will continue. We are reminded of waiting in the dentist's chair for the novocaine to take effect.

Historically, the market has moved ahead of the economy by six to nine months. We expect history to repeat itself, presenting new opportunities ahead.

                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 2001

Shares                                                               Value
-------                                                          ------------
                           COMMON STOCKS - 70.0 %

                         AEROSPACE/DEFENSE - 0.5 %
  5,000   #Northrop Grumman Corp. .............................. $    443,800
                                                                 ------------
                        APPAREL/ACCESSORIES - 0.8 %
 15,000   #Liz Claiborne, Inc. .................................      776,550
                                                                 ------------
                         AUTO & TRUCK PARTS - 1.0 %
 20,000   #Borg Warner, Inc. ...................................      905,000
                                                                 ------------
                                BANKS - 7.6 %
 60,000    Bank One Corp. ......................................    2,376,000
 70,000    PNC Financial Services Group.........................    4,847,500
                                                                 ------------
                                                                    7,223,500
                                                                 ------------
                               CABLE TV - 7.8 %
180,000   *Comcast Corp. Special Class "A"......................    7,372,800
                                                                 ------------
                               CHEMICALS - 5.4 %
150,000    Great Lakes Chemical Corp.  .........................    5,137,500
                                                                 ------------
                         DIVERSIFIED MACHINERY - 0.9 %
 20,000   #Briggs & Stratton Corp. .............................      865,400
                                                                 ------------
                          ELECTRIC UTILITIES - 10.3 %

 15,000   #DTE Energy, Co. .....................................      670,800
 35,000    Hawaiian Electric Industries, Inc.  .................    1,297,450
 39,761  *#Mirant Corporation  .................................    1,562,607
 30,000    Reliant Energy, Incorporated  .......................    1,382,400
100,000    Southern Company  ...................................    2,354,000
 80,000    Xcel Energy, Inc.  ..................................    2,424,000
                                                                 ------------
                                                                    9,691,257
                                                                 ------------
                          FINANCIAL SERVICES - 9.6 %
110,000    Federal National Mortgage Association ...............    9,068,400
                                                                 ------------

Shares                                                               Value
-------                                                          ------------
                            FOOD PROCESSING - 2.0 %
 65,000   #Corn Products International, Inc. ................... $  1,862,250
                                                                 ------------
                               INSURANCE - 1.3 %
 15,000    American International Group Inc. ...................    1,215,000
                                                                 ------------
                     LEISURE/RECREATIONAL PRODUCTS - 1.9 %

 80,000   #Brunswick Corp. .....................................    1,808,000
                                                                 ------------
                         OIL & GAS OPERATIONS - 3.7 %
 50,000   #Kerr-McGee Corp. ....................................    3,483,500
                                                                 ------------
                        PAPER & PAPER PRODUCTS - 2.0 %
 75,000   #Sonoco Products Co. .................................    1,901,250
                                                                 ------------
                              PUBLISHING - 2.4 %
  4,000    Washington Post Co. Class "B"........................    2,329,200
                                                                 ------------
                        RECREATIONAL ACTIVITIES - 1.8 %
 80,000   #Blockbuster Inc. ....................................    1,720,800
                                                                 ------------
                      RENTAL & LEASING SERVICES - 1.9 %
 80,000   #Ryder System, Inc. ..................................    1,755,200
                                                                 ------------
                             RETAIL STORES - 3.3 %
 60,000   *Costco Wholesale Corp. ..............................    2,334,600
 30,000   *Toys "R" Us, Inc. ...................................      831,000
                                                                 ------------
                                                                    3,165,600
                                                                 ------------
                            SAVINGS & LOANS - 5.4 %
 80,000    Golden West Financial Corp. .........................    5,100,000
                                                                 ------------
                   SCIENTIFIC & TECHNICAL INSTRUMENTS- 0.4 %
10,000    #Beckman Coulter, Inc. ...............................      377,500
                                                                 ------------

           Total Value of Common Stocks (cost $42,300,787) .....   66,202,507
                                                                 ------------
* Non-income producing security
# New security holding

                                       2

Principal
 Amount
---------
                     U.S. GOVERNMENT OBLIGATIONS - 23.7 %
$ 5,000M    U.S. Treasury Bond, 13 3/4% due 08/15/04 ...........    6,328,520
 15,000M    U.S. Treasury Bond,  6 1/2% due 02/15/10 ...........   16,106,775
                                                                 ------------

            Total Value of U.S. Government Obligations
               (cost $21,649,498)   ............................   22,435,295
                                                                 ------------

                      SHORT-TERM CORPORATE NOTES - 19.4 %
  4,000M    American Express Corp., 4.034%, due 06/07/2001 .....    4,000,000
  4,500M    CIT Corp., 3.940%, due 6/05/2001 ...................    4,500,000
  3,000M    Galaxy Corp, 3.975%, due 06/04/2001.................    3,000,000
  2,800M    General Motors Acceptance Corp.,
              3.994%, due 06/01/2001............................    2,800,000
  2,000M    US Bancorp., 4.040%, due 06/04/2001.................    2,000,000
  2,000M    US Bancorp., 4.100%, due 06/01/2001.................    2,000,000
                                                                 ------------
            Total Value of  Short-Term Corporate Notes
               (cost $18,300,000)...............................   18,300,000
                                                                 ------------

Total Value of Investments
    (cost $82,250,285)...................................113.1%   106,937,802
Excess of Liabilities Over Other Assets .................(13.1)  ( 12,417,605)
                                                         ------  ------------
Net Assets...............................................100.0%  $ 94,520,197
                                                         ======  ============


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2001

ASSETS
      Investments in securities, at value
        (identified cost $82,250,285) (Note 1A).....             $106,937,802
      Cash..........................................                   95,049
      Dividends and interest receivable.............                  594,870
      Other assets..................................                   27,139
                                                                 ------------
         TOTAL ASSETS...............................              107,654,860


LIABILITIES
      Payable for investment securities purchased...$13,017,354
      Payable for capital shares redeemed...........     14,598
      Accrued advisory and administrative fees......     78,788
      Other accrued expenses........................     23,923
                                                    -----------
         TOTAL LIABILITIES..........................               13,134,663
                                                                 ------------

NET ASSETS..........................................             $ 94,520,197
                                                                 ============

NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 67,682,833
      Undistributed net investment income ..........                  422,416
      Accumulated net realized gain on investments..                1,727,431
      Net unrealized appreciation in value of
        investments.................................               24,687,517
                                                                 ------------
         TOTAL......................................             $ 94,520,197
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($94,520,197 / 12,738,285 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $ 7.42
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2001

INVESTMENT INCOME
  Income:
      Interest..............................    $1,206,625
      Dividends.............................       434,025
                                                ----------
            TOTAL INCOME....................                  $ 1,640,650

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       357,454
      Administrative fee ...................       119,151
      Distribution plan expenses ...........        71,491
      Professional fees.....................        30,048
      Director fees and expenses............        29,208
      Fund accounting expense...............        23,244
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        19,567
      Custodian fees........................        13,027
      Other expenses........................        31,675
                                                ----------
        TOTAL EXPENSES......................       694,865
        Less: Custodian fees paid indirectly         2,383
                                                ----------
        NET EXPENSES .......................                      692,482
                                                               ----------

        INVESTMENT INCOME-NET...............                      948,168

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     1,727,431
      Net unrealized appreciation of
        investments.........................     1,408,882
                                                ----------
        Net gain on investments.............                    3,136,313
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $ 4,084,481
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months     Year Ended
                                                       Ended       November 30,
                                                    May 31, 2001      2000
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income........................... $     948,168  $  1,833,326
  Net realized gain on investments................     1,727,431     6,905,849
  Net unrealized appreciation (depreciation)
      of investments .............................     1,408,882   (11,149,296)
                                                   -------------  -------------
     Net increase (decrease) in net assets
       resulting from operations..................     4,084,481   ( 2,410,121)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................   ( 1,182,929)  ( 1,364,010)
  Net realized gain on investments................   ( 6,905,849)  ( 9,539,160)


CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting from
    capital share transactions (Note 2)...........     2,321,250   (   283,707)
                                                   -------------  -------------
     Net decrease in net assets...................   ( 1,683,047)  (13,596,998)


NET ASSETS
  Beginning of year...............................    96,203,244    109,800,242
                                                   -------------  -------------
  End of period (including undistributed net
    investment income of $422,416 and $657,177,
    respectively.................................. $  94,520,197  $  96,203,244
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on May 31, 2001. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums and discounts on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 2001, there were 12,738,285 shares outstanding. Transactions in capital stock were as follows:

                           Six Months Ended            Year Ended
                             May 31, 2001           November 30, 2000
                      ------------------------    ----------------------
                        Shares       Amount        Shares      Amount
                      ----------   -----------    ---------   ----------

Capital stock sold....     30,423   $   225,936      158,847  $  1,179,650
Capital stock issued
in reinvestment of
distributions.........    899,313     6,760,263    1,156,892     9,041,220
Capital stock
redeemed..............   (629,677)   (4,664,949)  (1,395,912)  (10,504,577)
                      -----------  ------------  -----------  ------------
   Net increase
      (decrease)......    300,059  $  2,321,250   (   80,173) $  ( 283,707)
                      ===========  ============  ===========  ============

                                          8

                               PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 2001, purchases and sales of securities, other than short-term corporate notes aggregated $16,426,088 and $3,824,420 respectively. Purchases or sales of long-term United States Government obligations for the six months ended May 31, 2001 amounted to $21,944,587 and $32,764,063 respectively.

    At May 31, 2001, the cost of investments for Federal income tax purposes was $82,250,285. Accumulated net unrealized appreciation on investments was $24,687,517 consisting of $24,739,892 gross unrealized appreciation and $52,375 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

  As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the six months ended May 31, 2001, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $20,350. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $ 6,250 for the above six month period.

    The Fund's custodian has provided credits in the amount of $2,383 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average
net assets calculated monthly.   A component of the 12b-1 fee (.25% of the
Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

                               PHILADELPHIA FUND, INC.

    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    Beginning in April 2000 and continuing until further notice, BFC has agreed to waive all 12b-1 fees in excess of .15% per annum of the Fund's average net assets.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.



                                   Six Months
PER SHARE DATA                        Ended       Year  Ended  November  30,
--------------                       May 31,  ------------------------------------------
                                      2001     2000     1999     1998     1997     1996
                                     ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...$ 7.73     8.77   $10.27   $10.05   $ 8.00   $ 7.81
                                     ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.08     0.14     0.06     0.13     0.09     0.13
Net Realized and Unrealized
  Gains (Loss) on Investments........  0.27    (0.30)    0.51     1.02     2.10     0.99
                                     ------   ------   ------   ------   ------   ------
Total From Investment Operations.....  0.35    (0.16)    0.57     1.15     2.19     1.12
                                     ------   ------   ------   ------   ------   ------

LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.10     0.11     0.09     0.11     0.11     0.14
Net Realized Gains...................  0.56     0.77     1.98     0.82     0.03     0.79
                                     ------   ------   ------   ------   ------   ------
Total Distributions..................  0.66     0.88     2.07     0.93     0.14     0.93
                                     ------   ------   ------   ------   ------   ------
Net Asset Value, End of Period.......$ 7.42     7.73   $ 8.77   $10.27   $10.05   $ 8.00
                                     ======   ======   ======   ======   ======   ======

TOTAL RETURN (%).....................  4.40    (1.88)    5.96    12.31    27.62    16.04
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands).....................$94,520  $96,203  $109,800 $118,075 $113,494 $97,300


Ratio to Average Net Assets:
  Expenses (%)....................... 1.46(a)    1.48    1.55     1.53     1.53     1.56
  Net Investment Income (%).......... 2.00(a)    1.89    0.71     1.32     1.02     1.69


Portfolio Turnover Rate (%)..........   44        134      81       37       17       14

(a)  Annualized

                       See notes to financial statements

                           INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of May 31, 2001, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 2000 and financial highlights for the six months ended May 31, 2001 and each of the four years in the period ended November 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996 expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at May 31, 2001, and the results of its operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 2000 and financial highlights for the six months ended May 31, 2001 and each of the four years in the period ended November 30, 2000, in conformity with accounting principles generally accepted in the United States.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
June 18, 2001

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP  Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                          SEMI-ANNUAL
            (561) 395-2155                                REPORT

                                                       May 31, 2001

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.